UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2015

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Portware Acquisition

On September 22, 2015, FactSet Research Systems Inc. (“FactSet” or the “Company”) issued a press release announcing that it had entered into a definitive agreement to acquire (the “Acquisition”) all of the issued and outstanding membership interests of Portware, LLC (“Portware”). Under the terms of the Securities Purchase Agreement by and among FactSet, Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein), dated as of September 21, 2015 (the “Purchase Agreement”), FactSet will pay a purchase price of $265 million in cash subject to certain adjustments set forth in the Purchase Agreement, including, among others, a customary working capital adjustment. The closing of the Acquisition is subject to regulatory review and other customary closing conditions and is expected to occur by the end of the 2015 calendar year.

The Purchase Agreement contains customary representations and warranties of the parties. The Purchase Agreement also contains customary covenants which, among other things, obligate Portware to conduct its business and the business of its subsidiaries in the ordinary course until the closing of the Acquisition. The parties have agreed to indemnify each other for breaches of representations, warranties and covenants.

The Purchase Agreement contains certain termination rights for the parties, including, among others, the right to terminate if the Acquisition is not completed by November 30, 2015.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein. The Purchase Agreement has been included to provide investors and security holders with information regarding the terms of the Acquisition. It is not intended to provide any factual information about FactSet, Portware or their respective subsidiaries or affiliates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk between those parties and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of FactSet, Portware or any of their respective subsidiaries or affiliates.

A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Second Amendment to Credit Agreement

On September 21, 2015, FactSet and Bank of America, N.A. (the “Lender”) entered into an agreement (the “Second Amendment”) dated as of September 21, 2015, to amend the existing credit agreement (the “Credit Agreement”) dated February 6, 2015, between FactSet, as the borrower, and Bank of America, N.A., as the lender, as amended by the First Amendment to the Credit Agreement dated as of May 27, 2015. Except as otherwise expressly provided by the Second Amendment, all the respective terms, conditions and provisions of the Credit Agreement and the other loan documents remain the same.

The Second Amendment to the Credit Agreement contained the following amendments:

●	Borrowings under the Second Amendment bear interest on the outstanding principal amount at a rate equal to the Eurodollar rate plus 0.75%.
●	On and after the closing date of the Acquisition, the commitment shall be $300,000,000; an increase over the current borrowing of $35,000,000.
●	The maturity date on all outstanding loan amounts shall be September 21, 2018.
●

The Second Amendment allows FactSet, subject to certain requirements, to arrange for additional borrowings with the Lender for an aggregate amount of up to $400,000,000, provided that any such request for additional borrowings must be in a minimum amount of $25,000,000.

The description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

On September 22, 2015, FactSet issued a press release announcing its results for the three and twelve months ended August 31, 2015. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this report contains certain financial measures that are considered non-GAAP financial measures as defined in the SEC rules. Exhibit 99.1 to this report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.

Item 5.02:    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 21, 2015, the Board of Directors of FactSet (the “Board”) elected a new director, Laurie Siegel. She will stand for election by a vote of stockholders at the Company’s 2015 Annual Meeting of Stockholders and has not yet been appointed to serve on any committees of the Board.

Ms. Siegel, age 59, is a business and human resources consultant who currently serves as a member of the board of directors of CenturyLink, Inc., a global broadband telecommunications and data hosting company, and of Volt Information Sciences, a provider of global infrastructure solutions in technology, information services and staffing acquisition. She retired in September 2012 from Tyco International Ltd., a diversified manufacturing and service company, where she served as Senior Vice President of Human Resources and Internal Communications since 2003. From 1994 to 2002, she held various positions with Honeywell International Inc., including Vice President of Human Resources – Specialty Materials. She was previously a director of global compensation at Avon Products and a principal of Strategic Compensation Associates. Ms. Siegel has an MBA and a Master’s degree in City and Regional Planning, both from Harvard University. She completed her Bachelor’s degree at the University of Michigan. Ms. Siegel currently serves as an advisor to the G100 Network and teaches at the Ross School of Business at the University of Michigan and the Cornell School of Industrial and Labor Relations.

Ms. Siegel’s key qualifications, experiences and skills include executive experience with multi-national companies as well as human resources and executive compensation expertise. She serves as the Compensation Committee Chair of both the CenturyLink, Inc. board and Volt Information Services board. Ms. Siegel brings to FactSet’s Board substantial experience as a human resources executive with large global enterprises as well as substantial public company board experience.

There are no arrangements or understandings between Ms. Siegel and any other persons pursuant to which she was selected as a director. Ms. Siegel does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor has she had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. Ms. Siegel will stand for election by a vote of stockholders at the Company’s 2015 Annual Meeting of Stockholders.

A copy of the press release, dated September 22, 2015, which includes the announcement of the election of Ms. Siegel is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1

Securities Purchase Agreement by and among FactSet Research Systems Inc., Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, LLC, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein), dated as of September 21, 2015*

10.1	Second Amendment to Credit Agreement dated September 21, 2015, between FactSet Research Systems Inc. and Bank of America, N.A.

99.1	Press Release of FactSet Research Systems Inc., dated September 22, 2015, announcing its results for the three and twelve months ended August 31, 2015

99.2	Press Release, dated September 22, 2015

*Certain exhibits and schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FactSet agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: September 22, 2015	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Exhibit No.	Description

2.1

Securities Purchase Agreement by and among FactSet Research Systems Inc., Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, LLC, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein), dated as of September 21, 2015

10.1	Second Amendment to Credit Agreement dated September 21, 2015, between FactSet Research Systems Inc. and Bank of America, N.A.

99.1	Press Release of FactSet Research Systems Inc., dated September 22, 2015, announcing its results for the three and twelve months ended August 31, 2015

99.2	Press Release, dated September 22, 2015